SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               AMENDMENT NO. 2 TO
                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2003

                            Pacific Technology, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)

Delaware                           000-33487                        33-0954381
--------                           ---------                        ----------
(State or other             (Commission File Number)           (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation or
organization)

26586 Guadiana, Mission Viejo, California                                 92691
------------------------------------------                                -----
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (866)571-6198
                                                    -------------


                            ------------------------
                   (Former name, if changed since last report)

                       ----------------------------------
          (Former name or former address, if changed since last report)

                                 --------------
           (Registrant's Former Telephone Number, Including Area Code)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

On March 28, 2003, Roderick Cabahug, Stanley McCrosky and Eric Becker were appointed to the board of directors of Pacific Technology, Inc., a Delaware corporation ("Registrant"). On March 28, 2003, Messrs. Cabahug, McCrosky and Morris were issued 6,030,000 shares of the Registrant's common stock in exchange for all of their shares of Pacific Technology, Inc. a Nevada corporation ("PTI"), pursuant to the terms of the Share Exchange Agreement dated March 28, 2003. On March 28, 2003, Michelle Mirrotto agreed to the cancellation of the 2,000,000 shares she owned, and resigned as the President, Secretary and director of the Registrant. As a result of these transactions, our total issued and outstanding shares of common stock will be 12,925,000, and the individuals listed below own shares of the Registrant's stock as indicated.

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 28, 2003, by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

======================= ============================================== =================================== =====================
    Title of Class         Name and Address                                      Amount and Nature             Percent of Class
                           of Beneficial Owner of Beneficial Owner
----------------------- ---------------------------------------------- ----------------------------------- ---------------------
Common Stock            Roderick Cabahug
                        26586 Guadiana                                     1,500,000 shares, director             11.61%
                        Mission Viejo, California, 92691
----------------------- ---------------------------------------------- ----------------------------------- ---------------------
Common Stock            Stanley McCrosky
                        26586 Guadiana                                     4,500,000 shares, director             34.82%
                        Mission Viejo, California, 92691
----------------------- ---------------------------------------------- ----------------------------------- ---------------------
Common Stock            Eric Becker
                        26586 Guadiana                                        no shares, director                  0.0%
                        Mission Viejo, California, 92691
----------------------- ---------------------------------------------- ----------------------------------- ---------------------
Common Stock            Michelle Mirrotto
                        336 Plaza Estival                                     3,600,000 shares(1)                 27.85%
                        San Clemente, California 92672
----------------------- ---------------------------------------------- ----------------------------------- ---------------------
Common Stock            All directors and named executive officers as           6,000,000 shares                  46.42%
                        a group
======================= ============================================== =================================== =====================
(1) Michelle Mirrotto beneficially owns 600,000 shares of common stock held by her spouse in addition to her own 3,000,000 shares.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of the Registrant's common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of the Registrant's common stock indicated as beneficially owned by them.

The Registrant is not aware of any arrangements which may result in "changes in control" as that term is defined by the provisions of Item 403 of Regulation S-B.

===================== ======== ================================================
Name                    Age    Position
--------------------- -------- ------------------------------------------------
Roderick Cabahug         32    President, Chief Executive Officer, Director
--------------------- -------- ------------------------------------------------
Stan McCrosky            31    Secretary, Chief Financial Officer, Director
--------------------- -------- ------------------------------------------------
Eric Becker              39    Director
===================== ======== ================================================

Roderick Cabahug. Concurrent with our acquisition of PTI on March 28, 2003, Mr. Cabahug was appointed as our President and one of our directors. Mr. Cabahug is responsible for our day-to-day operations. From 1995 until late 1996, Mr. Cabahug worked as an Industrial Management analyst for the Institute for Applied Behavior Analysis. In 1996, Mr. Cabahug left the Institute for Applied Behavior Analysis to become a sales representative for Mediastore Inc. in Lake Forest, California. Mediastore is a direct retailer of media and data storage products which services artists, musicians, and developers. As a sales representative, Mr. Cabahug developed several viable business contacts with suppliers and customers. In 2001, Mr. Cabahug was promoted to Vice President of Mediastore. In 2002, Mr. Cabahug left Mediastore to develop business operations for the Company. Mr. Cababug is a graduate of California State University, Fullerton and received his Bachelor of Arts Degree in Psychology in 1995. Mr. Cabahug is not an officer or director of any reporting company.

Stanley McCrosky. Concurrent with our acquisition of PTI on March 28, 2003, Mr. McCrosky was appointed our Secretary, Chief Financial Officer and one of our directors. Mr. McCrosky is responsible for the administration of corporate operations and management of our financial books and records. From 1996 to 2002, Mr. McCrosky worked as Sales Manager for Mediastore where he has supervised Mediastore's master recording supply segment, a direct retailer of media and data storage products. Mr. McCrosky graduated in 1994 from California State University, Fullerton with a Bachelor Degree in Criminal Justice. Mr. McCrosky is not an officer or director of any reporting company.

Eric Becker. Concurrent with our acquisition of PTI on March 28, 2003, Mr. Becker was appointed as one of our directors. From 2001 to the present, Mr. Becker has assisted many developing technology companies as an independent computer consultant. Mr. Becker has extensive expensive and knowledge of the computer industry, which we believe will assist our future development. From 2000 to 2001, Mr. Becker was the Director of Education at Computer Concepts located in Orange County, California. From 1997 to 2000, he was a General Manager and Northeastern Regional Manager for New Horizons Computer Learning Center. Mr. Becker earned his Bachelor degree in Business from the University of Windsor in 1992, and his Master Degree in International Business from the Thunderbird School of International Management in 1994. Mr. Becker is not an officer or director of any reporting company.

Our board of directors intends to establish an audit committee to be composed of one independent director, Mr. Becker. The audit committee will generally meet with and consider suggestions from members of management and our internal accounting personnel, as well as our independent accountants, concerning our financial operations. The audit committee also has the responsibility to:

     o Review the audit committee charter at least annually and recommend any changes to our board of directors;
     o Review our annual financial statements and any other relevant reports or other financial information;
     o Review the regular internal financial reports prepared by management and any internal auditing department;
     o Recommend to the board of directors the selection of the independent accountants and approve the fees and other compensation to be paid to the independent accountants;
     o Review and discuss with the accountants all significant relationships the accountants have with us to determine the accountants' independence;
     o Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant; and
     o Following completion of the annual audit, review separately with the independent accountants, the internal auditing department, if any, and management any significant difficulties encountered during the course of the audit.

ITEM 2.  ACQUISITION OF ASSETS.

On March 28, 2003 the Registrant finalized a Share Exchange Agreement with the shareholders of Pacific Technology, Inc., a privately-held Nevada corporation, ("PTI"), pursuant to which the Registrant will issue 6,030,000 shares of its common stock to the shareholders of PTI in exchange for 100% of the issued and outstanding shares of PTI.

PTI was incorporated pursuant to the laws of the State of Nevada on June 11, 2002 with significant business operations commencing in July 2002. PTI distributes and sells optical storage items such as compact discrecordable or CD-R and digital video disc recordable or DVD-R products and accessories. PTI's product offerings include CD-Rs, DVD-Rs, CD and DVD labeling systems, recording media and disc printers. PTI markets and sells products by means of direct sales and by means of internet based advertising.

We anticipate abandoning our business of selling protein bars and plan to pursue PTI's business plan. Therefore, we plan to terminate our relationship with our product supplier and undertake PTI's operations and adopt its marketing and growth strategy, utilize its intellectual property, and anticipate operating in its competitive market.

Due to the undertaking of PTI's business plan of operations by the Registrant and pursuant to the relevant SEC accounting interpretations, the acquisition of PTI has been treated as a 'reverse merger' of the Registrant by PTI and thus, a recapitalization of PTI on the date of the transaction with no goodwill or other intangible asset recorded. As a result, the Registrant's quarterly reports on Form 10-QSB have been amended to reflect the historical financial statements of PTI prior to March 28, 2003.

Concurrent with our acquisition of PTI on March 28, 2003, we issued a convertible debenture to Emergent Capital, LLC, a Nevada limited liability company, for $110,000. Emergent's sole member is the spouse of Ms. Mirrotto, one of principal shareholders and our former officer and director. We intend to use those funds to expand our operations. The terms of the convertible debenture are as follows:

     a)   The debenture shall bear interest of eight percent (8%);
     b)   Interest and principal shall be due and payable on March 28, 2004; and
     c) The debenture holder shall have the right, at any time on or prior to March 28, 2004 and upon notice of 61 days, to convert that debt into shares of our common stock at $.02 per share.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTOR.

On March 28, 2003, Michelle Mirrotto resigned as the President, Secretary and a director of the Registrant. The resignation is not the result of any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Ms. Mirrotto's resignation is filed as Exhibit 17.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Audited financial statements of PTI for the period June 11, 2002 (inception) through December 31, 2002 are included below.


A.  AUTITED FINANCIAL STATEMENTS


                            PACIFIC TECHNOLOGY, INC.


                         REPORT AND FINANCIAL STATEMENTS

                                DECEMBER 31, 2002

                            PACIFIC TECHNOLOGY, INC.


                                    CONTENTS




                                                                      PAGE
                                                                      ----

Independent Auditors' Report                                           6

Financial Statements

     Balance Sheet                                                     7

     Statement of Operations                                           8

     Statement of Changes in Stockholders' Deficit                     9

     Statement of Cash Flows                                           10

     Notes to Financial Statements                                   11 - 12

                          INDEPENDENT AUDITORS' REPORT

March 19, 2003

To the Stockholders of
Pacific Technology, Inc.


We have audited the accompanying balance sheet of Pacific Technology, Inc. as of December 31, 2002, and the related statements of operations, changes in stockholders' deficit, and cash flows for the period June 11, 2002 (inception) through December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pacific Technology, Inc. as of December 31, 2002, and the results of its operations and its cash flows for the period June 11, 2002 (inception) through December 31, 2002 in conformity with generally accepted accounting principles in the United States of America.




                                                                HALL & COMPANY

                            PACIFIC TECHNOLOGY, INC.


                                  BALANCE SHEET

                                DECEMBER 31, 2002



                                     ASSETS
                                     ------
Current assets
    Cash                                                          $         889
    Accounts receivable, net                                              2,471
                                                                  -------------

       Total current assets                                               3,360

Other assets                                                                ---
                                                                  -------------

          Total assets                                            $       3,360
                                                                  =============



                      LIABILITIES AND STOCKHOLDERS' DEFICIT
                      -------------------------------------

Current liabilities
    Accounts payable and accrued expenses                         $       8,288
    Income tax payable                                                      800
                                                                  -------------

       Total current liabilities                                          9,088


Stockholders' Deficit
    Preferred stock, $.001 par value;
       Authorized shares-- 5,000,000
       Issued and outstanding shares-- 0                                    ---
    Common stock, $.001 par value;
       Authorized shares-- 50,000,000
       Issued and outstanding shares-- 2,010,000                          2,010
    Additional paid-in capital                                            1,000
    Accumulated deficit                                                  (8,738)
                                                                  -------------

       Total stockholders' deficit                                       (5,728)
                                                                  -------------

          Total liabilities and stockholders' deficit             $       3,360
                                                                  =============



                 See accompanying notes to financial statements.

                            PACIFIC TECHNOLOGY, INC.


                             STATEMENT OF OPERATIONS

               JUNE 11, 2002 (INCEPTION) THROUGH DECEMBER 31, 2002



Net sales                                                        $       79,843

Cost of goods sold                                                       70,412
                                                                 --------------

Gross margin                                                              9,431

Operating expenses
    Consulting services                                                   7,085
    Legal and professional fees                                           8,720
    Office supplies and expense                                           1,564
                                                                 --------------

       Total operating expenses                                          17,369
                                                                 --------------

Loss from operations                                                     (7,938)

Provision for income tax expense (benefit)                                  800
                                                                 --------------

Net loss/Comprehensive loss                                      $       (8,738)
                                                                 ==============

Net income per common share-- basic and diluted
                                                                 $          ---

Weighted average of common shares-- basic and diluted                 2,860,700
                                                                 ==============



                 See accompanying notes to financial statements.

                            PACIFIC TECHNOLOGY, INC.


                  STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT

               JUNE 11, 2002 (INCEPTION) THROUGH DECEMBER 31, 2002


                                               Common Stock             Additional
                                               ------------               Paid-In        Accumulated
                                         Shares           Amount          Capital          deficit             Total
                                      ------------      ------------     ------------     ------------       ------------
Balance, June 11, 2002                         ---      $        ---     $        ---     $        ---       $        ---

Issuance of common stock,
  June 21, 2002                          3,010,000             3,010            1,000              ---              4,010

Cancellation of common
  stock, December 2, 2002               (1,000,000)           (1,000)             ---              ---             (1,000)

Net loss/Comprehensive loss                    ---               ---              ---           (8,738)            (8,738)
                                      ------------      ------------     ------------     ------------       ------------

Balance, December 31, 2002               2,010,000      $     2,010      $      1,000     $    (8,738)       $     (5,728)
                                     =============      ============     ============     ============       ============



                 See accompanying notes to financial statements.

                            PACIFIC TECHNOLOGY, INC.


                             STATEMENT OF CASH FLOWS

                     JUNE 11, 2002 THROUGH DECEMBER 31, 2002



Cash flows from operating activities
    Net loss                                                     $       (8,738)
    Adjustments to reconcile net loss to net cash used in
    operating activities
       Cost of consulting services paid with common stock                 2,010
       Changes in operating assets and liabilities
          (Increase) in accounts receivable                              (2,471)
          Increase in accounts payable and accrued expenses               8,288
          Increase in income tax payable                                    800
                                                                 ---------------

              Net cash used in operating activities                        (111)
                                                                 ---------------

Cash flows from investing activities                                        ---
                                                                 ---------------

              Net cash provided by investing activities                     ---

Cash flows from financing activities
    Contributed capital                                                   1,000
                                                                 ---------------

              Net cash provided by financing activities                   1,000
                                                                 ---------------

Net increase in cash                                                        889

Cash, beginning of period                                                   ---
                                                                 ---------------

Cash, end of period                                              $           889
                                                                 ===============


Supplemental Disclosure of Cash Flow Information
    Income taxes paid                                            $          ---
                                                                 ===============
    Interest paid                                                $          ---
                                                                 ===============



                 See accompanying notes to financial statements.

                            PACIFIC TECHNOLOGY, INC.


                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2002



Note 1 - BUSINESS DESCRIPTION AND SIGNIFICANT ACCOUNTING POLICIES

Business Description - Pacific Technology, Inc. (the "Company") was incorporated in the state of Nevada on June 11, 2002. The Company is a reseller of optical storage products such as compact disc recordable equipment (CD-R) and digital video disc recordable (DVD-R) products and other computer accessories and peripherals. The Company is headquartered in Mission Viejo, California.

Cash Equivalents - For purposes of the balance sheet and statement of cash flows, the Company considers all highly liquid debt instruments purchased with maturity of three months or less to be cash equivalents.

Fair Value of Financial Instruments - The carrying amount of the Company's financial instruments, which includes cash, accounts payable and accounts payable and accrued expenses approximate their fair value due to the short period to maturity of these instruments.

Recognition of Revenues - The Company records sales of its products when fee is fixed and determinable, title passes and collectibility is reasonably assured.

Income Taxes - The Company recognizes deferred tax assets and liabilities based on differences between the financial reporting and tax bases of assets and liabilities using the enacted tax rates and laws that are expected to be in effect when the differences are expected to be recovered. The Company provides a valuation allowance for deferred tax assets for which it does not consider realization of such assets to be more likely than not.

Net Loss per Common Share - The Company adopted the provisions of Statement of Financial Accounting Standards No. 128, "Earnings Per Share" ("SFAS 128"). SFAS 128 requires the reporting of basic and diluted earnings/loss per share. Basic loss per share is calculated by dividing net loss by the weighted average number of outstanding common shares during the period.

Comprehensive Loss - The Company applies Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130"). SFAS 130 establishes standards for the reporting and display of comprehensive income or loss, requiring its components to be reported in a financial statement that is displayed with the same prominence as other financial statements. For the period ended December 31, 2002, the Company had no other components of its comprehensive income or loss other than the net loss as reported on the statement of operations.

Accounting Estimates - The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                            PACIFIC TECHNOLOGY, INC.


                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2002



NOTE 2 - ACCRUED EXPENSES

Accrued Wages and Compensated Absences - The Company currently does not have any employees. The majority of development costs and services have been provided to the Company by the officers and outside, third party vendors. As such, there is no accrual for wages or compensated absences as of December 31, 2002.


NOTE 3 - COMMON STOCK

On June 21, 2002, the Company issued 3,010,000 shares of its common stock to its officers and founders for consulting services rendered in connection with the initial organization costs incurred. Since there was no readily available market value at the time the services were rendered, par value of $0.001 per share was considered as a reasonable estimate of fair value by all parties.

On December 2, 2002, the Company redeemed and cancelled 1,000,000 shares of its common stock at par value previously issued to an officer and founder.


NOTE 4 - INCOME TAXES

At December 31, 2002, the Company has available for federal income tax purposes a net operating loss carryforward of approximately $8,738, expiring 2022, that may be used to offset future taxable income. Therefore, only the minimum state income tax of $800 has been provided for in these financial statements.

In addition, the Company has deferred tax assets of approximately $1,300 at December 31, 2002. The Company has not recorded a benefit from its net operating loss carryforward because realization of the benefit is uncertain and, therefore, a valuation allowance of ($1,300) has been provided for the deferred tax assets.


NOTE 5- RELATED PARTY TRANSACTIONS

On June 21, 2002, the Company issued 3,010,000 shares of its common stock to its officers and founders for services as described in Note 3.

(material omitted)

Index to Exhibits



2.1      Share Exchange Agreement *

17.1     Resignation of Michelle Mirrotto *

* Included with Form 8-K filed on March 31, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         Pacific Technology, Inc.


February 6, 2004                  By:    /s/ Roderick Cabahug
                                         -------------------------------------
                                         Roderick Cabahug, President